Q3 2016 Update

November 9, 2016

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of the healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and subsequent filings. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA and Adjusted EBITDA for the Company and its operating segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss), before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including restructuring and termination costs, foreign currency adjustments and equity in net earnings of investees. Adjusted Net Income is defined as income from continuing operations, net of tax, plus net loss attributable to non-controlling interests and before: (1) certain items, including restructuring and termination costs and foreign currency adjustments, (2) intangible amortization expense (3) the income tax impact of such adjustments and (4) equity in net earnings of investees. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock, (2) accretion of convertible preferred stock discount and (3) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included in the appendix of this presentation, and not to rely on any single financial measure to evaluate our business.

Agenda

- Q3 2016 Operational Review and Strategic Update
  - U.S. Healthcare Services
    - NET Services
    - HA Services
  - Workforce Development
- Q3 2016 Financial Results

Q3 2016 Operational Review and Strategic Update

PROVIDENCE
SERVICE
CORPORATION

Strategic Highlights Since September 2015 Investor Day

"Building intrinsic value per share through disciplined capital allocation, operational excellence and long-term growth initiatives"

Capital Allocation Activities
- Sold Human Services for $231mm (includes customary adjustment amounts)
- Frazier Healthcare subscribed for 53.2% of Matrix Medical at a $537.5mm valuation
- Repaid $483mm of debt
- Repurchased 2.1mm shares (~13% of outstanding common stock) through 11/9/16
- Announced new $100mm share repurchase program on 11/9/16

HA Services
- Value enhancement strategy implemented to improve operational efficiency, diversification and sales growth profile
- Successfully launched in-home chronic and post acute care management offerings

NET Services
- Senior team supplemented with new COO, CIO, and MCO sales capabilities
- Contact center optimization and transportation network management projects underway ("Member Experience & Value Enhancement Initiative")

WD Services
- Jack Sawyer appointed Global CEO
- Closure of operations in Poland and Sweden
- Low volumes leading to underperformance in 3 major programs (UK Offender Rehabilitation, France, Mission Providence)
- Revised contract bid governance model practices

Holding Company
- Named new Directors to Board with investment and operational leadership experience
- New CFO, General Counsel, Chief Accounting Officer, SVP Strategic Services, VP of Finance, and Chief Internal Audit Executive

Q2 14	Q4 14	Q3 15	Q4 15 through Q4 16
	Matrix acquired for $393mm	Ingeus and Mission Providence open over 100 new delivery sites in France and Australia	
Ingeus acquired for $92mm	Mission Providence JV formed and Australian employability bids submitted	James Lindstrom appointed CEO	

Q3 2016 Highlights[1]

- Solid Q3 2016 financial results
  - 8.7% revenue growth (12.0% excl. FX)[2]
  - 150bps of segment-level margin expansion[2]

- Revenue growth and margin expansion in NET Services
  - Launched Member Experience and Value Enhancement Initiatives
  - Renewed Missouri contract and won/implemented multiple MCO contracts
  - Recently notified of contract non-renewals which will negatively impact 2017 margins (expected to be partially offset by Member Experience and Value Enhancement Initiative)
  - Awaiting decision regarding renewal of New Jersey contract

- Frazier Healthcare subscribed for 53.2% of Matrix Medical at a $537.5mm valuation
  - Achieved Adjusted EBITDA growth of over 10% driven by 250bps of margin expansion
  - Three Care Direct programs launching or expanding in late 2016

- WD Services revenue decline due to FX headwind
  - Challenging market conditions in the UK, France, and Australian employment services markets and the UK offender rehabilitation market
  - UK (outside of employment and offender rehabilitation) as well as South Korea, Saudi Arabia, Germany, Switzerland and North American markets are stable and growing

(1) As compared to Q3 2015.
(2) Revenue growth from continuing operations. Segment-level margin expansion relates to Adj. EBITDA margin expansion from continuing operations excluding corporate costs.

The Providence Portfolio

	Entity	Financial Highlight	Commentary
U.S. Healthcare Services	LogistiCare	$82mm LTM Adj. EBITDA[1]	• 20+ year history with 15% avg. annual revenue growth over the last 7 years • Launched Member Experience & Value Enhancement Initiative to improve offering and efficiency of asset-lite model in 2016 • Increasing investment in sales capabilities in 2017
	Matrix Medical Network	$160mm implied equity value[2]	• Asset-lite, care optimization JV with Frazier Healthcare • Actively pursuing growth through acquisitions, in-home assessments and complementary services
WD Services	ingeus	$6mm LTM Adj. EBITDA[1]	• Historically low unemployment levels driving challenging environment • Near term profitability to be driven by operational improvements • Emerging health, skills and training offerings • 75% interest in Australian employment services provider (Mission Providence)
Capital	• No outstanding debt • $194mm of undrawn revolver capacity[3] • $107mm of cash[3]		• Significant capacity to pursue additional asset-lite, scalable, and tech enabled business models • Differentiated acquisition strategy from private equity and large strategics • Repurchased 13% of outstanding common stock over last 12 months • New $100mm share repurchase program announced on 11/9/16

(1) As of 9/30/2016.
(2) Based on a 46.8% equity interest at $537.5mm enterprise value and $198mm of net debt.
(3) As of 9/30/2016 and pro forma for Matrix transaction.

U.S. Healthcare Services Update

PROVIDENCE SERVICE CORPORATION

Evolving Industry Landscape

NET Services

- Technology becoming increasingly important
- Existing industry participants incorporating ride sharing / on demand capabilities into service offerings
- Increasing emphasis on in-home care drives need for transportation
- Growing MCO market share
- MCO's stronger push for member-first mentality necessitates improved service with a lower cost base
- Aging demographic and government policies driving growth in Medicare and Medicaid demand
- Compliance/audit of increasing importance

HA Services

- Number of competitors holding constant, but offerings are evolving
- Growing demand for care coordination and chronic care management in the home
- Care optimization requires better coordination between revenue management and care management
- Increasing need for accurate risk adjustment in Medicaid where states pay a fixed, monthly "capitated" rate to MCOs per enrollee

Leadership in Non-Emergency Transportation

- **Proven track record of success**
  - 20+ years of operations experience across 39 states and District of Columbia
  - More than 4.5x trips scheduled annually than next largest industry participant
  - Multiple recent contract wins, including a number of sizeable MCO contracts
    - South Carolina award to competitor cancelled on 10/13/16
- **Continued investment in tech-enabled strategic initiatives that improve quality and increase efficiency**
  - Ride sharing can increase accessibility and cost-efficiency in *certain* markets
  - Controlling costs while ensuring patients have greater access to quality care services
  - Optimizing people and processes across 20 call centers
- **Largest provider of NEMT services to MCOs, largely due to the industry's most expansive national footprint**

TRIPS SCHEDULED ANNUALLY (MILLIONS)



LogistiCare
65
2ND LARGEST INDUSTRY PARTICIPANT
14

Call Center Excellence

- Most processes at Logisticare are being reviewed across our 20 call centers
  - Recruitment and talent retention improving with use of RPO partner
  - Increasing utilization through workforce management software
  - Optimizing our call routing technology to leverage national capacity and improve staff efficiency



Implementation
People
Network Development
Technology
Processes/Scope of Services
Reservation Request
Gatekeeping
Assign & Schedule
Trip Monitoring
Claims Processing
Oversight & Reporting



PEOPLE
MEMBERS
OPERATIONS CENTER
TOOLS
TRANSPORTATION PROVIDERS

- Enhancing member experience with increased IT investment
  - Next generation of proprietary NEMT software ("LCAD NextGen") will be fully deployed in first half of 2017
  - Call routing technology and call center intelligence to decrease hold time
  - Real-time notifications of ride status
  - In-app ride satisfaction ratings, post-trip surveys
  - Expanded scheduling portals – mobile app, website, email

Optimizing the Transportation Network

- Advancing proprietary Automatic Vehicle Locator (AVL) system
    - Live monitoring of active trips to optimize schedules/routes for faster response times
    - Tracks drivers, vehicles and trips via real-time GPS to optimize on-time performance and adjust supply
    - Active in seven states
- Reducing price variation in transportation network through improved data and new processes
- Improving network capacity planning with predictive analytics to help identify when and where member demand will occur, and deploy most efficient resources accordingly
- Piloting ride sharing capabilities in multiple markets




WellRyde
05:00 AM
Residence
05:57 AM
George Washington University Medical center
10:30 AM
George Washington University Medical center

Initiatives & Service Expense

NET SERVICES LTM SERVICE EXPENSE
($MM)



$1,200
$1,000
$800
$600
$400
$200
$-
Expected to Impact Payroll & Productivity
Expected to Impact Purchased Services
Purchased Services
Payroll & Related
Other

Call Center Excellence

- 20 Call Centers with approximately 3,500 colleagues
- Multiple work streams
- Rollouts to be completed second half of 2017

Optimizing the Transportation Network

- Over 5,500 transportation providers
- Multiple work streams
- Rollouts mostly completed in first half of 2018
- Expansion of ride sharing capacity

Strategic Outlook for U.S. Healthcare Services

Margin pressure expected at LogistiCare until benefits of Member Experience and Value Enhancement Initiative are realized

- Both LogistiCare and Matrix:
  - Remain the market leaders in their respective industries
  - Provide clear financial and quality of care benefits to clients and members
  - Have favorable recurring and tenured revenue bases
  - Operate in expanding industries as Medicare and Medicaid grow
  - Have national footprints providing a strategic advantage as Medicaid continues to move to a managed care environment
  - Are well positioned to expand into adjacent markets to provide additional care services in the home

Workforce Development Update

PROVIDENCE
SERVICE
CORPORATION

Industry Evolution since September 2015

- UK employment environment continues to improve[1]
  - Unemployment stands at 4.9%, a decade low rate
  - Employment rate is 74.5% which is the highest since current records began in 1971
  - More people in work than ever before (31.8mm)
  - Record high female employment rate (69.8%)
- Brexit is impacting government efficiency
- Increased focus on incorporating health offerings into employment services
- Technological advancements and budget pressures driving long-term unemployment across the globe
- Required technology investments and smaller contract sizes expected to drive industry consolidation

(1) Source: Department for Works and Pensions (October 8th, 2016).

Strategic Outlook for WD Services

Preliminary outlook for minimal profitability in 2017

	Commentary	2017 Financial Comments
Favorable Operations	• UK (Health): expansion of diabetes prevention programs • UK (Youth): expansion of youth programs • South Korea: exploring expansion into other Asian countries • Saudi Arabia: maintaining current exposure • Canada, Germany, Switzerland, Spain, USA: modest growth	• Favorable operations expected to represent 50% of segment revenues in 2017 • Outlook is stable and profitable with acceptable margins • Minimal capital expenditures
Challenging Operations	• UK (Employability): Work & Health Program ("WHP") dramatically reduced in size • UK (Offender Rehabilitation): industry-wide volume/mix challenges will drive down revenue in 2017 and impact profitability without restructured contract • France: moderate loss/emerging profit position • Mission Providence: moderate loss/emerging profit position	• WD Services: '16E Work Program revenue of ~$100mm with downward trend through '19 • Entire market: As of Oct. '16 WHP expected to be £69m annually • Accelerated reduction in employability infrastructure in UK
Corporate & Other	• UK Corporate and Operational Design Program underway to improve efficiency and drive growth in a diversified, disciplined manner • Significantly lower capex in 2017 vs. 2016	• Expect restructuring charges in 2017

Q3 2016 Financial Results

PROVIDENCE
SERVICE
CORPORATION

Matrix Strategic Partnership

- On October 19th completed formation of strategic partnership with Frazier Healthcare Partners
- Following the transaction, Providence received ~$380mm from Matrix and retained 46.8% equity ownership
  - Cash proceeds used to pay down outstanding debt and increase cash balance

PRSC PF CAP STRUCTURE

$Millions	9/30/2016	Transaction Adjustment	PF 9/30/2016
Cash	$ 52.4	$ 54.8	$ 107.2
Debt (Revolver + Term Loan)	325.2	(325.2)	-
Net Debt	**$ 272.8**	**$ (380.0)**	**$ (107.2)**

- Matrix / HA Services treated as disc op in all historical periods
- In future periods, retained ownership will be treated as an unconsolidated equity investment
  - Gains/losses from Providence's unconsolidated equity investments (including Matrix and Mission Providence) will no longer be included in Adj. EBITDA or Adj. EPS

HA Services (Discontinued Operations)

ADJ. EBITDA ($MM)



13.7
13.5
11.9
12.5
12.1
14.6
13.2
39.1
40.0
Q1:15
Q2:15
Q3:15
Q4:15
Q1:16
Q2:16
Q3:16
YTD Q3:15
YTD Q3:16

Consolidated Revenue (Continuing Operations)[1]

$mm


8.7% (12.0% excl. FX)
$299.2
$311.7
$309.5
$325.0
$362.4
$362.9
$379.7
$373.2
$382.0
$398.4
$412.5
Q1:14
Q2:14
Q3:14
Q4:14
Q1:15
Q2:15
Q3:15
Q4:15
Q1:16
Q2:16
Q3:16

Note: Excludes HA Services/Matrix Results

1. Assumes Ingeus was acquired on 12/31/2013.

Summary Income Statement (Continuing Operations)

$mm, except per share amounts	Q3:16	Q3:15
Revenue	$412.5	$379.6
Operating Income	$9.8	$2.6
Net Income[1]	$3.5	($4.2)
EPS (Diluted)	$0.13	($0.33)
Adjusted Net Income[2]	$6.9	$4.0
Adjusted EPS[2]	$0.35	$0.16

Note: Excludes HA Services as this segment is now a discontinued operation

1. Represents income (loss) from continuing operations, net of tax.
2. Beginning in the third quarter of 2016, the Company began excluding in the calculation of Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS, the results of unconsolidated equity investments, which are reflected in the "Equity in net loss / (gain) of investees" line item in the Statement of Income. The Company has updated all periods presented to reflect these changes.

Segment-level Adjusted EBITDA (Continuing Operations)[1]

$mm



$31.9
$26.0
$17.2
$16.0
$24.1
$23.0
$24.8
8.8%
7.2%
4.5%
4.3%
6.3%
5.8%
6.0%
Q1:15
Q2:15
Q3:15
Q4:15
Q1:16
Q2:16
Q3:16
Adj. EBITDA
Adj. EBITDA % Margin

Note: Excludes HA Services as this segment is now a discontinued operation

1. Segment-level Adjusted EBITDA excludes corporate holding company costs and unconsolidated equity investments.

Cashflow Summary

$Millions	Q3:16	Q3:15	YTD Q3:16	YTD Q3:15
Cash Earnings[1,2]	$10.7	$15.9	$43.9	$63.3
Working Capital[1,3]	-$1.4	-$13.6	$31.2	-$37.5
Cash Earnings (After Working Capital)	**$9.3**	**$2.3**	**$75.1**	**$25.8**
Capex (Continuing Ops)	$7.8	$5.8	$25.9	$15.5

Total 2016E capex from continuing operations expected to be ~$32mm of which ~$14mm is related to new project capex, primarily in the UK and France

1. Includes continuing and discontinued operations.
2. Cash earnings represents cash provided by operating activities prior to changes in operating assets and liabilities.
3. Working capital represents changes in operating assets and liabilities and excludes payment of taxes associated with sale of Human Services of $1.8mm and $30.2mm in the three and nine months ended September 30, 2016, respectively.

Capital Allocation Overview

Lower Risk/Lower Hurdle

- **Capital Expenditures**
  - ✓ NET Services capex near historical levels (or lower) with payback period of less than 2 years
  - ✓ WD Services capex to decline due to strategic shift away from new large contracts
- Share **Repurchases**
  - ✓ Significant focus due to value creation potential in U.S. Healthcare Services
  - ✓ ~13% of outstanding common stock repurchased over last 12 months
- **Acquisitions**
  - ✓ Acquisitions have been difficult to justify given industry valuations

Higher Risk/Higher Hurdle

NET Services


REVENUE ($MM)
14.6% Increase
198.1
216.3
226.1
243.9
254.8
270.7
277.1
280.4
291.0
309.2
317.5
10.5%
8.2%
7.7%
7.9%
9.0%
7.8%
6.0%
7.0%
7.3%
6.7%
6.5%
Q1:14
Q2:14
Q3:14
Q4:14
Q1:15
Q2:15
Q3:15
Q4:15
Q1:16
Q2:16
Q3:16
Revenue
Adj. EBITDA % Margin

- On a preliminary basis, currently expect Adjusted EBITDA margins to decline in 2017 as a result of recently unrenewed contracts having higher margins than recently renewed/won contracts
  - Margin pressure partially driven by transition of NEMT benefit administration from state agencies to MCOs
  - Member Experience and Value Enhancement Initiative expected to partially offset this margin pressure in 2017 and provide additional strategic and financial benefits in 2018 and beyond

WD Services

ADJ. EBITDA ($MM)


8.9
4.7
0.5
-3.8
2.9
2.3
4.3
14.1
9.4
Q1:15
Q2:15
Q3:15
Q4:15
Q1:16
Q2:16
Q3:16
YTD Q3:15
YTD Q3:16

- Further revenue declines expected in 2017 as a result of smaller than expected / delayed Work & Health Program and unfavorable volume mix within offender rehabilitation program
    - On a preliminary basis, margins in 2017 expected to be similar to 2016
- Departure from previously communicated flat revenue trend driven by:
    - Unfavorable FX
    - Exclusion of Mission Providence from the numbers
    - Smaller than expected Work & Health Program
    - Unfavorable volume mix within UK offender rehabilitation program

Outlook Summary

- Since 'Q3 2015, we have started to differentiate ourselves with a long-term, balanced approach to creating intrinsic value per share through operational improvement strategies and disciplined capital allocation

- Pursuing long-term value creation opportunities in US Healthcare Services
  - Logisticare focusing on Member Experience and Value Enhancement initiative to strengthen financial and strategic positioning
  - Matrix strategic partnership expected to improve diversified growth prospects through acquisitions, core market penetration and expansion in adjacent markets and complementary services

- WD Services outlook continues to be challenged
  - Employability services contracts in UK, France and Australia remain under pressure in 2017
  - Focused on operational efficiency, while increasing diversified growth capabilities in stable niche markets

- Ample capital to pursue acquisitions in asset lite operating models and return of capital to shareholders

Appendix

PROVIDENCE SERVICE CORPORATION

Reconciliation Tables for Adj. EBITDA (Continuing Operations)

$Thousands

NET Services[1]

	1Q '14	2Q '14	3Q '14	4Q '14	1Q '15	2Q '15	3Q '15	4Q '15	1Q '16	2Q '16	3Q '16	YTD 3Q '15	YTD 3Q '16
Revenue	$ 198,077	$ 216,296	$ 226,055	$ 243,859	$ 254,760	$ 270,690	$ 277,120	$ 280,625	$ 290,986	$ 309,155	$ 317,521	$ 802,580	$ 917,661
Net Income	11,408	9,547	9,917	9,972	12,611	11,693	9,047	10,633	11,152	11,709	10,147	33,351	33,011
Interest expense, net	(5)	(2)	(1)	(0)	(1)	(0)	(1)	(1)	(1)	(1)	(1)	(2)	(3)
Provision (benefit) for income taxes	7,733	6,381	5,621	7,158	8,129	7,183	5,269	6,660	7,150	6,044	7,304	20,581	20,497
Depreciation and amortization	1,761	1,865	1,926	2,146	2,277	2,329	2,389	2,434	2,877	2,931	3,051	6,995	8,858
EBITDA	20,897	17,791	17,463	19,276	23,016	21,205	16,704	19,726	21,178	20,683	20,501	60,925	62,363
Integration & restructuring	-	-	-	-	-	-	-	-	-	-	-	-	-
Restricted shares and cash related to Ingeus acquisition	-	-	-	-	-	-	-	-	-	-	-	-	-
Ingeus transaction related expenses	-	-	-	-	-	-	-	-	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	-
Loss (Gain) on foreign currency transactions	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in net loss (gain) of investee	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 20,897	$ 17,791	$ 17,463	$ 19,276	$ 23,016	$ 21,205	$ 16,704	$ 19,726	$ 21,178	$ 20,683	$ 20,501	$ 60,925	$ 62,363
% Margin	*10.5%*	*8.2%*	*7.7%*	*7.9%*	*9.0%*	*7.8%*	*6.0%*	*7.0%*	*7.3%*	*6.7%*	*6.5%*	*7.6%*	*6.8%*

WD Services

	1Q '15	2Q '15	3Q '15	4Q '15	1Q '16	2Q '16	3Q '16	YTD 3Q '15	YTD 3Q '16
Revenue	$ 107,618	$ 92,175	$ 102,567	$ 92,719	$ 91,043	$ 89,289	$ 94,960	$ 302,360	$ 275,292
Net Income	(2,383)	(1,950)	(9,005)	(37,973)	(4,573)	(5,150)	(974)	(13,338)	(10,697)
Interest expense, net	-	(58)	(34)	(12)	33	56	479	(92)	569
Provision (benefit) for income taxes	2,626	(786)	383	(3,087)	(181)	(797)	94	2,023	(885)
Depreciation and amortization	3,316	3,332	3,441	3,688	3,579	3,836	3,497	10,089	10,912
EBITDA	3,559	538	(5,215)	(37,384)	(1,142)	(2,055)	3,096	(1,218)	(101)
Integration & restructuring	750	1,882	13	9,552	1,292	3,665	126	2,645	5,181
Restricted shares and cash related to Ingeus acquisition	1,989	1,980	1,929	20,906	-	-	-	5,898	-
Ingeus transaction related expenses	-	-	-	2,406	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	(2,469)	-	-	-	-	-
Loss (Gain) on foreign currency transactions	319	(714)	(736)	274	(75)	(773)	(484)	(1,131)	(1,332)
Equity in net loss (gain) of investee	2,283	1,060	4,665	2,962	2,717	1,459	1,517	8,008	5,693
Adjusted EBITDA	$ 8,900	$ 4,745	$ 456	$ (3,752)	$ 2,891	$ 2,296	$ 4,255	$ 14,103	$ 9,441
% Margin	*8.3%*	*5.1%*	*0.4%*	*-4.0%*	*3.2%*	*2.6%*	*4.5%*	*4.7%*	*3.4%*

(1) NET Services 2014 Net Income figures are included within the Company's consolidated net income.

Reconciliation Tables for Adj. EBITDA (Continuing Operations)

$Thousands

	Segment-level[1]								
	1Q'15	2Q'15	3Q'15	4Q'15	1Q'16	2Q'16	3Q'16	YTD 3Q'15	YTD 3Q'16
Net Income	10,228	9,743	43	(27,340)	6,579	6,559	9,173	20,014	22,314
Interest expense, net	(1)	(58)	(35)	(13)	32	55	478	(94)	566
Provision (benefit) for income taxes	10,555	6,397	5,651	3,573	6,969	5,247	7,398	22,603	19,612
Depreciation and amortization	5,593	5,661	5,830	6,122	6,456	6,767	6,548	17,084	19,770
EBITDA	26,375	21,743	11,489	(17,658)	20,036	18,628	23,597	59,606	62,262
Integration & restructuring	750	1,882	13	9,552	1,392	3,665	124	2,645	5,181
Restricted shares and cash related to Ingeus acquisition	1,989	1,980	1,929	20,906	-	-	-	5,898	-
Ingeus transaction related expenses	-	-	-	2,406	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	(2,469)	-	-	-	-	-
Loss (Gain) on foreign currency transactions	319	(714)	(736)	274	(75)	(773)	(484)	(1,131)	(1,332)
Equity in net loss (gain) of investee	2,483	1,060	4,465	2,962	2,717	1,459	1,517	8,008	5,693
Adjusted EBITDA	**$ 31,916**	**$ 25,950**	**$ 17,159**	**$ 15,974**	**$ 24,069**	**$ 22,979**	**$ 24,754**	**$ 75,027**	**$ 71,804**

	Corporate and Other								
	1Q'15	2Q'15	3Q'15	4Q'15	1Q'16	2Q'16	3Q'16	YTD 3Q'15	YTD 3Q'16
Net Income	(6,120)	(6,538)	(4,199)	(1,490)	(5,444)	(5,171)	(5,660)	(16,858)	(16,256)
Interest expense, net	1,870	437	550	687	845	726	224	2,857	1,773
Provision (benefit) for income taxes	(5,075)	(1,455)	(3,157)	(2,493)	(3,319)	(1,388)	(2,855)	(9,686)	(7,561)
Depreciation and amortization	278	344	52	118	84	82	122	674	288
EBITDA	(9,047)	(7,212)	(6,754)	(3,178)	(7,834)	(5,752)	(8,169)	(23,013)	(21,756)
Charges related to the separation of an executive officer, ne	-	695	-	-	-	-	-	695	-
Loss (Gain) on foreign currency transactions	-	-	-	-	-	(2)	2	-	-
Litigation related expenses	-	-	1,019	(209)	106	38	899	1,019	1,043
Adjusted EBITDA	**$ (9,047)**	**$ (6,517)**	**$ (5,735)**	**$ (3,387)**	**$ (7,727)**	**$ (5,715)**	**$ (7,268)**	**$ (21,299)**	**$ (20,713)**

(1) Segment-level Adjusted financials represents the sum of NET Services and WD Services and excludes corporate holding company costs and unconsolidated equity investments.

Reconciliation Tables for Adj. EBITDA (Continuing Operations)

$Thousands

	Total Continuing Operations[1]								
	1Q '15	2Q '15	3Q '15	4Q '15	1Q '16	2Q '16	3Q '16	YTD 3Q '15	YTD 3Q '16
Net Income	4,108	3,205	(4,155)	(28,830)	1,135	1,388	3,513	3,156	6,058
Interest expense, net	1,869	379	515	674	877	781	702	2,762	2,339
Provision (benefit) for income taxes	5,480	4,942	2,494	1,080	3,650	3,859	4,544	12,917	12,051
Depreciation and amortization	5,871	6,005	5,881	6,240	6,540	6,849	6,669	1,759	20,057
EBITDA	17,328	14,531	4,735	(20,836)	12,202	12,876	15,429	20,594	40,505
Integration & restructuring	750	1,882	13	9,552	1,392	3,665	124	2,645	5,181
Charges related to the separation of an executive officer, ne	-	695	-	-	-	-	-	695	-
Restricted shares and cash related to Ingeus acquisition	1,989	1,980	1,929	20,906	-	-	-	5,898	-
Ingeus transaction related expenses	-	-	-	2,406	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	(2,469)	-	-	-	-	-
Loss (Gain) on foreign currency transactions	319	(714)	(736)	274	(75)	(775)	(482)	(1,131)	(1,332)
Litigation related expenses	-	-	1,019	(209)	106	38	899	1,019	1,043
Equity in net loss (gain) of investee	2,483	1,060	4,465	2,962	2,717	1,459	1,517	8,008	5,693
Adjusted EBITDA	$ 22,869	$ 19,433	$ 11,425	$ 12,587	$ 16,342	$ 17,264	$ 17,487	$ 37,730	$ 51,091

(1) Total Continuing Operations represents Segment-level plus Corporate and Other.

Reconciliation Tables for Adj. EBITDA (Discontinued Operations)

$Thousands

	HA Services								
	1Q '15	2Q '15	3Q '15	4Q '15	1Q '16	2Q '16	3Q '16	YTD 3Q '15	YTD 3Q '16
Revenue	57,432	55,403	52,882	51,719	50,592	52,272	52,557	165,718	155,421
Net Income	1,746	1,639	538	3,146	994	2,606	2,473	3,923	6,052
Interest expense, net	3,327	3,343	3,294	2,813	2,758	2,656	2,770	9,964	8,204
Provision (benefit) for income taxes	1,441	1,284	625	(1,071)	598	1,421	1,747	3,350	3,766
Depreciation and amortization	7,182	7,185	7,488	7,616	7,796	7,966	5,359	21,855	21,121
EBITDA	13,696	13,451	11,945	12,504	12,146	14,648	12,349	39,092	39,143
Transaction Costs	-	-	-	-	-	-	841	-	841
Adjusted EBITDA	$ 13,696	$ 13,451	$ 11,945	$ 12,504	$ 12,146	$ 14,648	$ 13,190	$ 39,092	$ 39,984
% Margin	*23.8%*	*24.3%*	*22.6%*	*24.2%*	*24.0%*	*28.0%*	*25.1%*	*23.6%*	*25.7%*

Reconciliation Tables for Adj. Net Income and Adj. EPS[1]

$Thousands, except share count and per share figures

	Three months ended September 30,			
	2016		2015	
Income from continuing operations, net of tax	$	3,513	$	(4,157)
Net loss attributable to noncontrolling interests		(301)		(161)
Equity in net loss of investees		1,517		4,465
WD Services adjustments		(360) (2)		1,206 (3)
Gain on foreign currency transactions		2		-
Payments related to separation arrangements with executive officer, net		-		-
Intangible amortization expense		2,143		2,137
Litigation expense (4)		899		1,019
Tax effected impact of adjustments		(485)		(547)
Adjusted Net Income		6,928		3,962
Dividends on convertible preferred stock		(1,111)		(1,116)
Less: Accretion of convertible preferred stock discount		-		-
Income allocated to participating securities		(709)		(316)
Adjusted Net Income available to common stockholders	$	5,108	$	2,530
Adjusted Net Income per common share	$	0.35	$	0.16
Diluted weighted-average number of common shares outstanding		14,634,483		16,274,472

(1) Beginning in the third quarter of 2016, the Company began excluding in the calculation of Adjusted EBITDA and Adjusted Net Income the results of unconsolidated equity investments as captured in the "Equity in net loss / (gain) of investees" line item in the Statement of Income. Summary financial information of unconsolidated equity investments is provided separately in the financials tables. The Company has updated all periods presented to reflect these changes.

(2) WD Services adjustments include redundancy costs of $124 and gain on foreign currency transactions of ($484).

(3) WD Services adjustments include expense related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition and other acquisition related costs of $1,929, redundancy costs of $13, and gain on foreign currency transactions of ($736).

(4) Litigation expense related to defense cost for a putative stockholder class action derivative complaint, which is more fully described in the Company's 10-K.